UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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United Bankshares, Inc.

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Your Vote Counts!
UNITED BANKSHARES, INC. 2025 Annual Meeting Vote by May 13, 2025 11:59 PM ET

You invested in UNITED BANKSHARES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 14, 2025.

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends

1.	Election of Directors Nominees:			For
	01 Richard M. Adams	06 Michael P. Fitzgerald	11 Lacy I. Rice, III
	02 Richard M. Adams, Jr.	07 Patrice A. Harris, MD	12 Albert H. Small, Jr.
	03 Charles L. Capito, Jr.	08 Diana Lewis Jackson	13 Mary K. Weddle
	04 Peter A. Converse	09 J. Paul McNamara	14 Gary G. White
	05 Sara DuMond, MD, FAAP	10 Mark R. Nesselroad	15 P. Clinton Winter

2	To ratify the selection of Ernst & Young LLP to act as the independent registered public accounting firm for 2025.			For

3	To approve, on an advisory basis, the compensation of United’s named executive officers.			For

4	To approve the United Bankshares, Inc. 2025 Equity Incentive Plan.			For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.